Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Government & Agency Securities VIP

Sergey Losyev has been added as portfolio manager of the fund and, together with Scott Agi, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Government & Agency Securities VIP in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information and is provided as of December 31, 2015:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Sergey Losyev	$0	$10,001 - $50,000
Scott Agi	$0	$100,001 - $500,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sergey Losyev	0	$0	0	$0
Scott Agi	2	$2,476,183,672	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Sergey Losyev	0	$0	0	$0
Scott Agi	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Sergey Losyev	0	$0	0	$0
Scott Agi	30	$6,672,166,267	0	$0

Please Retain This Supplement for Future Reference

March 8, 2016

SAISTKR-242